Exhibit 10.1
THIRD AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AND TERMINATION OF PREFERRED EQUITY RELATED PLEDGE AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AND TERMINATION OF PREFERRED EQUITY RELATED PLEDGE AND SECURITY AGREEMENT, dated as of August 31, 2022 (this “Amendment No. 3”), is entered into by and among CMFT RE LENDING RF SUB WF, LLC, a Delaware limited liability company, as seller (together with its successors and permitted assigns in such capacity, “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as buyer (together with its successors and assigns in such capacity, “Buyer”) and CMFT SECURITIES INVESTMENTS, LLC, a Delaware limited liability company, as preferred equity pledgor (together with its successors and permitted assigns, in such capacity, “Preferred Equity Pledgor”) and as acknowledged and agreed by CIM REAL ESTATE FINANCE TRUST, INC., a Maryland corporation, as guarantor (together with its successors and permitted assigns, “Guarantor”), CMFT RE LENDING SUB WF HOLDCO, LLC, a Delaware limited liability company, as equity pledgor (together with its successors and permitted assigns, in such capacity, “Equity Pledgor”), CIM RE LENDING SUB, LLC, a Delaware limited liability company, as a residual pledgor (together with its successors and permitted assigns, in such capacity, “Sub”) and CMFT RE LENDING SUB II, LLC, a Delaware limited liability company, as a residual pledgor (together with its successors and permitted assigns, in such capacity, “Sub II”, and together with Sub, individually and collectively as the context requires, “Residual Pledgor”, and together with Equity Pledgor, individually and collectively as the context requires, “Pledgor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).
R E C I T A L S
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of May 20, 2021 (as amended by that certain First Amendment to Master Repurchase and Securities Contract, dated as of October 28, 2021, that certain Amended and Restated Confirmation, dated February 14, 2022, but effective as of December 23, 2021, with respect to the Purchased Asset known as Columbia Crossing, entered into among Seller, Guarantor and Buyer, that certain Second Amendment to Master Repurchase and Securities Contract, dated as of March 4, 2022, this Amendment No. 3 and as may be further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”);
WHEREAS, Preferred Equity Pledgor and Buyer are parties to that certain Preferred Equity Related Pledge and Security Agreement, dated as of October 28, 2021 (as may be amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Preferred Equity Pledge”);
WHEREAS, Buyer and Preferred Equity Pledgor have agreed to the early termination of the Preferred Equity Pledge; and
Third Amendment to
Master Repurchase and Securities Contract
(Wells Fargo/CIM Real Estate)

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Repurchase Agreement.
NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.Amendments to the Repurchase Agreement.
(a)The following definitions are hereby added to Section 2.01 of the Repurchase Agreement in appropriate alphabetical order:
““Additional Structuring Fee”: Defined in the Fee Letter.”
““Second Additional Structuring Fee”: Defined in the Fee Letter.”
““Third Additional Structuring Fee”: Defined in the Fee Letter.”
(b)The following definitions in Section 2.01 of the Repurchase Agreement are hereby amended and restated in their entirety, as follows:
““Custodian”: Computershare Trust Company, National Association, a national association, as successor-in-interest to Wells Fargo Bank, National Association, in its capacity as custodian, or any successor permitted by the Custodial Agreement.”
““Fee Letter”: The Third Amended and Restated Fee Letter, dated August 31, 2022, between Buyer and Seller, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”
““Initial Facility Termination Date”: August 30, 2025.”
(c)The following defined term is hereby deleted from Section 2.01 of the Repurchase Agreement:
“Draw Fee”

(d)Section 3.08(b) of the Repurchase Agreement is hereby amended and restated in its entirety, as follows:
“Seller shall pay to Buyer all fees (including, without limitation, the Structuring Fee, the Additional Structuring Fee, the Second Additional Structuring Fee, the Third Additional Structuring Fee, the Exit Fees and the Extension Fee) and other amounts as and when due as set forth in the Fee Letter.”
(e)Exhibit A to the Repurchase Agreement is hereby amended and restated in its entirety with Appendix I attached hereto.

Third Amendment to
Master Repurchase and Securities Contract
(Wells Fargo/CIM Real Estate)

Section 2.Termination of the Preferred Equity Pledge. Buyer and Preferred Equity Pledgor hereby agree that in connection with the closing of this Amendment No. 3, the Preferred Equity Pledge shall be terminated (except those rights, duties and obligations that expressly survive termination, as set forth in the Preferred Equity Pledge and the other Repurchase Documents). Preferred Equity Pledgor hereby waives, releases and discharges Buyer and Buyer’s successors, assigns, affiliates, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages, liabilities, controversies, duties, covenants, responsibilities, obligations, costs, losses and/or expenses of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, whether existing now or hereafter, arising out of, from or in any way relating to or in connection with, directly or indirectly the Preferred Equity Pledge and the Repurchase Documents. Preferred Equity Pledgor is authorized (at Preferred Equity Pledgor’s expense) to terminate the relevant UCC financing statements filed against Preferred Equity Pledgor in connection with the Preferred Equity Pledge.
Section 3.Repurchase Documents in Full Force and Effect as Modified; No Novation. The parties hereto have entered into this Amendment No. 3 and the Fee Letter solely to modify or amend the terms of the Repurchase Agreement and indirectly the other Repurchase Documents to the extent the amendments contained herein affect such other Repurchase Documents and do not intend this Amendment No. 3, the Fee Letter or the transactions contemplated hereby or thereby to be, and this Amendment No. 3, the Fee Letter and the transactions contemplated hereby or thereby shall not be construed to be, a novation of any of the obligations owing by Seller or any other Repurchase Party under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention and agreement of each of the parties hereto that (a) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the other Repurchase Documents are preserved, (b) the Liens and security interests granted under the Repurchase Agreement and the other Repurchase Documents shall continue in full force and effect without modification, interruption, lapse, termination or limitation, and (c) any reference to the Repurchase Agreement or the Fee Letter in any Repurchase Document shall be deemed to reference the Repurchase Agreement and the Fee Letter, as applicable, as amended by this Amendment No. 3 and the Fee Letter. Except as specifically modified hereby and by the Fee Letter, nothing contained in this Amendment No. 3 or the Fee Letter is intended to amend, modify or otherwise affect any obligation of any Repurchase Party existing prior to the date hereof and the Repurchase Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 3 and the Fee Letter, as though such terms and conditions were set forth herein.
Section 4.Representations and Warranties. Each of Seller, Guarantor, Pledgor and Preferred Equity Pledgor represent and warrant, as of the date of this Amendment No. 3, as follows:

Third Amendment to
Master Repurchase and Securities Contract
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(a)it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(b)the execution, delivery and performance by it of this Amendment No. 3 and the Fee Letter are within its corporate, limited liability company or partnership powers, has been duly authorized and does not contravene (i) its Governing Documents or its applicable resolutions, (ii) any Requirements of Law or (iii) any Contractual Obligation, Indebtedness or Guarantee Obligation;
(c)no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1, the Fee Letter or the Repurchase Documents;
(d)this Amendment No. 3 and the Fee Letter have been duly executed and delivered by it;
(e)each of this Amendment No. 3, the Fee Letter and the other Repurchase Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
(f)no Default or Event of Default exists or will exist after giving effect to this Amendment No. 3 and the Fee Letter;
(g)none of Seller, Guarantor nor Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to Seller, Guarantor, Pledgor or any other Person with respect to (i) this Amendment No. 3, the Fee Letter, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, (ii) the obligation of Seller to repay the Repurchase Obligations and other amounts due under the Repurchase Documents or (iii) Buyer or Buyer’s respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Repurchase Agreement or the Repurchase Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof;
(h)except as specifically provided in this Amendment No. 3 and the Fee Letter, the Repurchase Obligations are not reduced or modified by this Amendment No. 3 or the Fee Letter;
(i)the representations and warranties of Seller, Guarantor and Pledgor set forth in the Repurchase Documents are true and correct in all material respects as of the date hereof; and

Third Amendment to
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(j)immediately after giving effect to this Amendment No. 3 and the Fee Letter, Seller, Guarantor and Pledgor are in compliance with each of their covenants set forth in the Repurchase Documents.
Section 5.Conditions Precedent.
(a)The effectiveness of this Amendment No. 3 is subject to the following conditions precedent: (i) delivery to Buyer of this Amendment No. 3 and the Fee Letter, duly executed by the parties hereto or thereto, (ii) Buyer’s receipt of the Third Additional Structuring Fee, (iii) delivery to Buyer of an approved opinion of counsel to Seller, Guarantor, Pledgor and Preferred Equity Pledgor addressing the corporate and enforceability matters with respect to the Repurchase Parties, this Amendment No. 3 and the Fee Letter within five (5) Business Days of the Third Amendment Date (as defined in the Fee Letter), (iv) delivery to Buyer of a bring down opinion on the applicability of Bankruptcy Code safe harbors and (v) delivery to Buyer of such other documents, agreements or certifications as Buyer may require.
(b)Seller acknowledges and agrees that it shall pay all reasonable legal fees and expenses of Moore & Van Allen, PLLC, as counsel to Buyer, relating to this Amendment No. 3 and the Fee Letter in an amount to be set forth on a separate invoice at the time of closing this Amendment No. 3 and the Fee Letter or, if not submitted at that time, within ten (10) Business Days of receipt of such invoice to the extent such fees and expenses are not paid upon the closing of this Amendment No. 3 and the Fee Letter.
Section 6.Miscellaneous.
(a)This Amendment No. 3 may be executed in any number of counterparts (including by facsimile or other electronic transmission), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 3 in Portable Document Format (PDF) by email or facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
(b)The descriptive headings of the various sections of this Amendment No. 3 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)This Amendment No. 3 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(d)The interpretive provisions of Section 2.02 to the Repurchase Agreement are incorporated herein mutadis mutandis.
(e)This Amendment No. 3 (together with the other Repurchase Documents, as amended hereby) represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

Third Amendment to
Master Repurchase and Securities Contract
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(f)THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(g)In consideration of Buyer entering into this Amendment No. 3 and the Fee Letter, Seller, Guarantor and Pledgor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Repurchase Agreement or the Repurchase Documents, including, but not limited to, any action or failure to act under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.
(h)Guarantor and each Pledgor (i) agrees to and consents to the terms and provisions of this Amendment No. 3 and the Fee Letter, (ii) acknowledges and confirms that the Guaranty and the Pledge and Security Agreement remain in full force and effect notwithstanding this Amendment No. 3 and the Fee Letter, and (iii) reaffirm their obligations under the Guaranty and the Pledge and Security Agreement (as applicable).
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Third Amendment to
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IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:
CMFT RE LENDING RF SUB WF, LLC,
a Delaware limited liability company

By:    /s/ Laura Eichelsderfer
Name:    Laura Eichelsderfer
Title:    Secretary

PREFERRED EQUITY PLEDGOR:

CMFT SECURITIES INVESTMENTS, LLC,
a Delaware limited liability company

By:    /s/ Laura Eichelsderfer
Name:    Laura Eichelsderfer
Title:    Secretary

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BUYER:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ H. Lee Goins III
Name:    H. Lee Goins III
Title:    Managing Director

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ACKNOWLEDGED AND AGREED:

CIM REAL ESTATE FINANCE TRUST, INC.,
a Maryland corporation, as Guarantor

By:    /s/ Laura Eichelsderfer
Name:    Laura Eichelsderfer
Title:    Secretary

CMFT RE LENDING SUB WF HOLDCO, LLC,
a Delaware limited liability company, as Equity Pledgor

By:    /s/ Laura Eichelsderfer
Name:    Laura Eichelsderfer
Title:    Secretary

CIM RE LENDING SUB, LLC,
a Delaware limited liability company, as a Residual Pledgor

By:    /s/ Daniel Ottensoser
Name:    Daniel Ottensoser
Title:    Vice President

CMFT RE LENDING SUB II, LLC,
a Delaware limited liability company, as a Residual Pledgor

By: ____/s/ Laura Eichelsderfer_________________
Name: Laura Eichelsderfer
Title: Secretary

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Third Amendment to
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